AQR FUNDS

Supplement dated September 24, 2018 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus and Prospectus,

each dated January 29, 2018, as amended (“Prospectus”),

of the AQR Small Cap Relaxed Constraint Equity Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective September 24, 2018, the fee table in the section entitled “Fees and Expenses of the Fund” on page 1 of the Summary Prospectus and 112 of the Prospectus is hereby deleted and replaced in its entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class N
Management Fee	0.80%	0.80%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Dividends on short sales[1]	0.43%	0.42%
All other expenses	5.39%	5.35%

Total Other Expenses	5.82%	5.77%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%

Total Annual Fund Operating Expenses	6.63%	6.83%
Less: Fee Waivers and/or Expense Reimbursements[3]	5.19%	5.15%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	1.44%	1.68%

[1]

When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.

[2]

Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.

[3]

The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses) at no more than 1.00% for Class I Shares and 1.25% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through January 28, 2019. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the end of the month during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture.

[4]	Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.01% for Class I Shares and 1.26% for Class N Shares if dividends on short sales are not included.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE